UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018 (May 17, 2018)

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas		72211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted below in Item 5.07, at the 2018 annual meeting of stockholders (the “Annual Meeting”) of Uniti Group Inc. (the “Company”), stockholders approved an amendment to the Company’s charter (the “Amendment”) to provide stockholders with the power to amend the Company’s bylaws.  On May 18, 2018, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles of Amendment (the “Articles of Amendment”) to effectuate the Amendment.

The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting was held virtually on May 17, 2018 at 8:00 a.m. (Eastern time) at www.virtualshareholdermeeting.com/UNIT2018.  During the Annual Meeting, the Company’s stockholders voted on five proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 5, 2018. The voting results for each of the proposals are as follows.

1.	Election of Directors. The six director nominees named in the Proxy Statement were elected to the Company’s Board of Directors by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jennifer S. Banner	92,779,493	1,730,508	577,133	54,210,464
Scott G. Bruce	93,401,752	1,097,525	587,857	54,210,464
Francis X. (“Skip”) Frantz	92,610,481	1,880,096	596,557	54,210,464
Andrew Frey	93,465,088	1,028,649	593,397	54,210,464
Kenneth A. Gunderman	93,337,234	1,150,954	598,946	54,210,464
David L. Solomon	92,671,331	1,817,483	598,320	54,210,464

2.

Advisory Vote to Approve Executive Compensation.  The stockholders approved an advisory non-binding resolution approving the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
87,357,083	6,719,277	1,010,774	54,210,464

3.	Approval of the Uniti Group Inc. Employee Stock Purchase Plan. The stockholders approved the Uniti Group Inc. Employee Stock Purchase Plan by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
92,640,459	1,714,406	732,269	54,210,464

4.

Amendment to Provide Stockholders with the Power to Amend the Bylaws.  The stockholders approved an amendment to the Company’s charter to provide stockholders with the power to amend the Company’s bylaws by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
93,623,128	926,705	537,301	54,210,464

5.

Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accountant.  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for 2018 by the following votes:

Votes For	Votes Against	Votes Abstained
147,542,480	1,062,251	692,867

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Articles of Amendment, effective May 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary